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                                                                    EXHIBIT 10.2

                          BANYAN SYSTEMS INCORPORATED

                          SECOND AMENDED AND RESTATED
                  1984 NON-QUALIFIED COMMON STOCK OPTION PLAN

                         Effective as of June 23, 1992
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     1.   Purpose.  The purpose of this Plan is to advance the interests of
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Banyan Systems Incorporated (the "Company") by providing an opportunity to selected employees, consultants, and directors of the Company and its subsidiaries to purchase common stock of the Company through the exercise of options granted under this Plan. By encouraging such stock ownership, the Company seeks to attract, retain and motivate employees, consultants, and directors of training, experience and ability. It is intended that this purpose will be effected by the granting of non-qualified stock options as provided herein.

     2.   Effective Date.  This Plan originally became effective on September 5,
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1984, the date it was adopted by the Board of Directors of the Company.  The further amendments to the Plan made by this second amendment and restatement are effective as of June 23, 1992. Notwithstanding any other provision contained herein, no further grants options under this Plan shall be made after June 23, 1992.

     3.   Stock Subject to the Plan.  The shares with respect to which options
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may be granted under this Plan shall not exceed in the aggregate 5,113,841 shares of the $.0l par value, common stock ("Common Stock") of the Company; provided however, that said maximum number shall be reduced by the number of any shares of Common Stock which are made subject to options (and which have not subsequently expired prior to exercise or have not been exercised and repurchased by the

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Company) pursuant to the Banyan Systems Incorporated 1984 Incentive Stock Option
Plan; provided further however, that the number of shares subject to options issued hereunder from time to time shall not exceed the sum of the number of shares of the Company's Common Stock which are authorized but unissued, and the number of shares of the Company's Common Stock held in its treasury. Any shares subject to an option which for any reason expires or is terminated unexercised as to such shares may again be the subject of an option under the Plan. In addition, any shares purchased by the optionee upon exercise of an option which are subsequently repurchased by the Company pursuant to the terms of such option may again be the subject of an option under the Plan. The shares delivered upon exercise of options under this Plan may, in whole or in part, be either authorized but unissued shares or issued shares reacquired by the Company.

     4.   Administration.  This Plan shall be administered by the Board of
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Directors of the Company (the "Board of Directors") or, to the extent delegated by the Board of Directors, a compensation or stock option committee. Subject to the provisions of this Plan, the Board of Directors or such a committee shall have full power to construe and interpret the Plan and to establish, amend and rescind rules and regulations for its administration. Any decisions made with respect thereto shall be final and binding on the Company, the optionee and all other persons.

     5.   Eligible Participants.  Options may be granted to such employees,
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directors and consultants of the Company or of any of its subsidiaries, as are selected

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by the Board of Directors (or a committee if the Board of Directors has delegated such authority).

     6.   Duration of the Plan.  This Plan shall terminate ten (10) years from
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the original effective date hereof, unless terminated earlier pursuant to
Paragraph 11 hereof, and no options may be granted thereafter.

     7.   Terms and Conditions of Options.  Options granted under this Plan
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shall be evidenced by stock option agreements in such form and not inconsistent with the Plan as the Board of Directors (or a committee if the Board of Directors had delegated such authority) shall approve from time to time, which agreements shall evidence the following terms and conditions:

          (a) Price.  The purchase price per share of stock payable upon the
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exercise of each option granted hereunder shall be determined by the Board of
Directors (or a committee if the Board of Directors has delegated such authority) at the time such option is granted.

          (b) Number of Shares.  Each option agreement shall specify the number
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of shares to which it pertains.

          (c) Exercise of Options.  Each option shall be exercisable for the
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full amount or for any part thereof and at such intervals or in such installments as the Board of Directors (or a committee if the Board of Directors has delegated such authority) may determine at the time such option is granted.

          (d) Notice of Exercise and Payment.  An option shall be exercisable
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only by delivery of a written notice to the Company's Treasurer or any other officer

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of the Company designated by the Board of Directors (or a committee if the Board of Directors has delegated such authority) to accept such notices on its behalf, specifying the number of shares for which it is exercised. If said shares are not at that time effectively registered under the Securities Act of 1933, as amended, the optionee shall include with such notice a letter, in form and substance satisfactory to the Company, confirming that the shares are being purchased for the optionee's own account for investment and not with a view to distribution. Payment shall be made in full at the time the option is exercised. Payment shall be made by (i) cash, (ii) check, (iii) if permitted by vote of the Board of Directors (or a committee if the Board of Directors has delegated such authority), by delivery and assignment to the Company of shares of Company stock having a fair market value (as determined by the Board of Directors (or a committee if the Board of Directors has delegated such authority)) equal to the option price, or (iv) if permitted by vote of the Board of Directors (or a committee if the Board of Directors has delegated such authority), by promissory note, (v) delivery of an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, or (vi) by a combination of (i),
(ii), (iii), (iv) or (v).

          (e) Termination of Options.  Each option shall terminate and may no
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longer be exercised if the optionee ceases for any reason to perform services for the Company as an employee, consultant, or director of the Company, or its parent or a subsidiary, in accordance with the following provisions:

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      (i) if the optionee's services shall have been terminated by resignation or other voluntary action, or if such services shall have been terminated involuntarily for cause, the option shall terminate and may no longer be exercised;

     (ii) if the optionee's services shall have been terminated for any reason other than cause, resignation, or other voluntary action before the optionee' S eligibility to retire, disability or death, the optionee may at any time within a period of three (3) months after such termination of services exercise his option to the extent that the option was exercisable by him on the date of termination of the optionee's services;

   (iii) if the optionee's services shall have been terminated because of disability within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as it may be amended (the "Code"), the optionee may at any time within a period of one (1) year and one (1) day after such termination of services exercise his option to the extent that the option was exercisable by him on the date of termination of the optionee's services; and

     (iv) if the optionee dies at a time when he might have exercised the option, then his estate, personal representative or beneficiary to whom it has been transferred pursuant to Paragraph 7(g) hereof may at any time within a period of one (1) year and one (1) day after the optionee's death exercise the option to the extent the optionee might have exercised it at the time of his death;

provided, however, that no option may be exercised to any extent by anyone after the date of expiration of the option.

    (f) Rights as Shareholder. The optionee shall have no rights as a shareholder with respect to any shares covered by his option until the date of issuance of a stock certificate to him for such shares.

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    (g) Non-Transferability. No option shall be transferable by the optionee otherwise than by will or the laws of descent or distribution, and each option shall be exercisable during his lifetime only by him.

   8.   Stock Dividends; Stock Splits; Stock Combinations; Recapitalizations.
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Appropriate adjustment shall be made in the maximum number of shares of Common
Stock subject to the Plan to give effect to any stock dividends, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Company after the effective date of the Plan. Appropriate adjustment shall be made in the number, kind, and option price of shares covered by any outstanding option hereunder to give effect to any stock dividends, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Company after the date such option is granted.

    9.   Merger; Sale of Assets; Dissolution.  In the event of a change of the
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Common Stock resulting from a merger or similar reorganization as to which the
Company is the surviving corporation, the number and kind of shares which thereafter may be optioned and sold under the Plan and the number and kind of shares then subject to options granted hereunder and the price per share thereof shall be appropriately adjusted in such manner as the Board of Directors may deem equitable to prevent substantial dilution or enlargement of the rights available or granted hereunder. Except as otherwise determined by the Board of Directors, a merger or a similar reorganization which the Company does not survive, or a sale of all or substantially all of the assets of the Company, shall cause every option

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outstanding hereunder to terminate, to the extent not then exercised, unless any surviving entity agrees to assume the obligations hereunder.

     10.  Definitions.
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          (a) The term "optionee" means an employee, consultant, or director to whom an option is granted under this Plan.
          (b) The term "subsidiary" shall have, for purposes of this Plan, the meaning ascribed to it under Section 424(f) of the Internal Revenue Code of 1954, as amended, and the regulations promulgated thereunder.

     11.  Termination or Amendment of Plan.  The Board of Directors of the
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Company may at any time terminate the Plan or make such changes in or additions to the Plan as it deems advisable; provided, however, that no such termination or amendment shall adversely affect or impair any then outstanding option without the consent of the optionee holding such option.

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